SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    December 17, 2002

SONIC AUTOMOTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13395	56-201079
(Commission File Number)	(I.R.S. Employer Indentification No.)

5401 E. Independence Boulevard Charlotte, North Carolina	28212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

Item 9.    Regulation FD Disclosure

On December 17, 2002, we issued a press release announcing revised earnings targets.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ THEODORE M. WRIGHT
Theodore M. Wright President and Chief Financial Officer

Dated:    December 17, 2002

2